UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

March 6, 2012
Date of Report (Date of earliest event reported)

OHIO VALLEY BANC CORP.
(Exact name of registrant as specified in its charter)

Ohio
(State or other jurisdiction of incorporation)

0-20914	31-1359191
(Commission File Number)	(IRS Employer Identification No.)

420 Third Avenue, Gallipolis, Ohio	45631
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (740) 446-2631

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  On March 6, 2012, The Ohio Valley Bank Company (the "Bank"), a wholly-owned subsidiary of Ohio Valley Banc Corp. ("OVBC"), and Thomas E. Wiseman, President and Chief Operating Officer of the Bank and OVBC, executed a Supplemental Executive Retirement Plan Agreement ("SERP") for the benefit of Mr. Wiseman effective as of March 6, 2012.  The SERP is an unfunded arrangement maintained to provide supplemental retirement benefits for Mr. Wiseman.  Pursuant to the SERP, if Mr. Wiseman is still employed by the Bank or any of its affiliated entities upon reaching the age of 65, or if before Mr. Wiseman reaches the age of 65 he becomes disabled or there is a change in control of the Bank (each as defined in the SERP), the Bank will commence paying to Mr. Wiseman at age 65 a monthly payment for the remainder of his life in the amount that will be paid from certain annuities fully owned by the Bank.  At the time of Mr. Wiseman's death, whether before or after reaching the age of 65, Mr. Wiseman's beneficiary will be paid the amount that should have been accrued by the Bank to date under generally accepted accounting principles for the payment of the benefits under the SERP in 120 equal monthly installments.  Mr. Wiseman will not be entitled to any benefit in the event that he ceases to be employed by the Bank or another entity affiliated with the Bank, for any reason other than death, disability or change in control, before he reaches age 65.  The projected annual retirement benefit is $245,900.

The Bank retains the right to sell or surrender the annuities purchased by the Bank to fund the SERP.  The Bank may establish a rabbi trust and contribute the funds for the SERP to such trust, which will remain subject to the rights of creditors of the Bank.  The Bank is required to establish such a trust if it sells or surrenders the annuities.

The foregoing summary is qualified by reference to the SERP, a copy of which is attached hereto as Exhibit 10.1.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits – The following exhibit is being filed with this Current Report on Form 8-K:

10.1	The Ohio Valley Bank Company Supplemental Executive Retirement Plan Agreement dated March 6, 2012, between The Ohio Valley Bank Company and Thomas E. Wiseman

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OHIO VALLEY BANC CORP.
Date:	March 6, 2012	By:	/s/Jeffrey E. Smith
Jeffrey E. Smith Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	The Ohio Valley Bank Company Supplemental Executive Retirement Plan Agreement dated March 6, 2012, between The Ohio Valley Bank Company and Thomas E. Wiseman